UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

_____________________

SIDUS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14454	46-0628183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Sykes Creek Parkway, Suite 200 Merritt Island, FL	32953
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 613-5620

Not Applicable

(Former name or former address, if changed since last report.)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SIDU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Carol Craig Employment Agreement

On December 16, 2021, in connection with the closing of its initial public offering, Sidus Space, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Carol Craig, pursuant to which Ms. Craig shall serve as the Company’s Chief Executive Officer. Please see the description of the Employment Agreement in the section entitled “Executive and Director Compensation” in the final prospectus of the Company dated December 13, 2021 and filed with the Securities and Exchange Commission on December 14, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-261288) (the “Final Prospectus”). The foregoing description, including the description in the Final Prospectus of the Employment Agreement is qualified in their entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Appointment of Directors

On December 16, 2021, in connection with the closing of the Company’s initial public offering, Jamie Adams, Dana Kilborne, Cole Oliver and Miguel Valero were appointed as members of the board of directors (the “Board”) of the Company. Please see the section entitled “Management” in the Final Prospectus for biographical information regarding the newly appointed directors, a description of any arrangements or understandings pursuant to which they were appointed, and the committees of the Board on which they will serve. Please see the section entitled “Certain Relationships and Related Person Transactions” in the Final Prospectus for a description of any related party transactions with such directors. The foregoing, including the applicable disclosure in the sections entitled “Management” and “Certain Relationships and Related Party Transactions” in the Final Prospectus are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Amended and Restated Certificate of Incorporation

On December 16, 2021, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering. The Company’s board of directors and stockholders previously approved the Certificate of Amendment to be effective upon the closing of the initial public offering.

Amendment and Restatement of By-Laws

Effective as of August 30, 2021, the Company adopted amended and restated by-laws (the “Amended and Restated By-Laws”), in connection with the closing of its initial public offering. The Company’s board of directors and stockholders previously approved the Amended and Restated By-Laws to be effective upon the closing of the initial public offering.

Please see the description of the Certificate of Amendment and the Amended and Restated By-Laws in the section entitled “Description of Capital Stock” in the Final Prospectus. The foregoing descriptions, including the descriptions in the Final Prospectus of the Certificate of Amendment and the Amended and Restated By-Laws are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, and are incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1*	Certificate of Amendment of Amended Restated Certificate of Incorporation of the Company

3.2**	Amended and Restated By-Laws of the Company

10.1***	Employment Agreement between Sidus Space, Inc. and Carol Craig

*

Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended (File No. 333-261288), filed with the Securities and Exchange Commission on December 8, 2021, and incorporated herein by reference.

**

Previously filed as Exhibit 3.5 to our Registration Statement on Form S-1, as amended (File No. 333-261288), filed with the Securities and Exchange Commission on December 8, 2021, and incorporated herein by reference.

***

Previously filed as Exhibit 10.10 to our Registration Statement on Form S-1, as amended (File No. 333-261288), filed with the Securities and Exchange Commission on December 8, 2021, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIDUS SPACE, INC.

Dated: December 16, 2021	By:	/s/ Carol Craig
	Name:	Carol Craig
	Title:	Chief Executive Officer

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